OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

                    CERTIFIED RESOLUTIONS OF THE BOARD

                               June 5, 1997


     At a meeting of the Board for the above referenced fund (the
"Fund") held on June 5, 1997, the members thereof by unanimous vote of those present adopted and approved the following resolutions:

          "RESOLVED, that Andrew J. Donohue or Robert G. Zack, and each of them, be, and the same hereby is, appointed the attorney-in-fact and agent of Donald W. Spiro, as President of the Fund (Principal Executive Officer), and George C. Bowen, as Treasurer of the Fund (Principal Financial and Accounting Officer), with full power of substitution and resubstitution, to sign on the behalf of such officers of the Fund any and all Registration Statements (including any post-effective amendments to such Registration Statements) under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and be it further

          RESOLVED, that Andrew J. Donohue or Robert G. Zack, and each of them, hereby is authorized, empowered and directed, in the name and on behalf of the Fund, to take such additional action and to execute and deliver such additional documents and instruments as any of them may deem necessary or appropriate to implement the provisions of the foregoing resolution, the authority for the taking of such action and the execution and delivery of such documents and instruments of such documents and instruments to be conclusively evidenced thereby."

     In witness whereof, the undersigned has hereunto set his hand this 5th day of June, 1997.



     /s/ Robert G. Zack
     ------------------
     Robert G. Zack
     Assistant Secretary

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as a trustee of Oppenheimer International Small Company Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 5th day of June, 1997.




/s/ Leon Levy
-------------
Leon Levy
                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as a trustee of Oppenheimer International Small Company Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 5th day of June, 1997.




/s/ Robert G. Galli
-------------------
Robert G. Galli
                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as a trustee of Oppenheimer International Small Company Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 5th day of June, 1997.




/s/ Benjamin Lipstein
---------------------
Benjamin Lipstein

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as President, Principal Executive Officer and Trustee of Oppenheimer International Small Company Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 5th day of June, 1997.




/s/ Bridget A. Macaskill
------------------------
Bridget A. Macaskill
                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as a trustee of Oppenheimer International Small Company Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 5th day of June, 1997.




Elizabeth B. Moynihan
-------------------------
Elizabeth B. Moynihan

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as a trustee of Oppenheimer International Small Company Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 5th day of June, 1997.




/s/ Kenneth A. Randall
----------------------
Kenneth A. Randall
                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as a trustee of Oppenheimer International Small Company Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 5th day of June, 1997.




/s/ Edward V. Regan
-------------------
Edward V. Regan

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as a trustee of Oppenheimer International Small Company Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 5th day of June, 1997.




/s/ Russell S. Reynolds, Jr.
----------------------------
Russell S. Reynolds, Jr.
                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as a trustee of Oppenheimer International Small Company Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 5th day of June, 1997.




/s/ Donald W. Spiro
-------------------
Donald W. Spiro
                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as a trustee of Oppenheimer International Small Company Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 5th day of June, 1997.




/s/ Pauline Trigere
-------------------
Pauline Trigere
                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as a trustee of Oppenheimer International Small Company Fund, a Massachusetts business trust (the "Fund"), to sign on his (her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 5th day of June, 1997.




/s/ Clayton K. Yeutter
----------------------
Clayton K. Yeutter

                             POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Andrew J. Donohue or Robert G. Zack, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her capacities as a Treasurer (Principal Financial and Accounting Officer) of Oppenheimer International Small Company Fund, a Massachusetts business trust (the "Fund"), to sign on his
(her) behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.


Dated this 5th day of June, 1997.




/s/ George C. Bowen
-------------------
George C. Bowen






POWERS\815